UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2014

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Selected Financial and Portfolio Information as of February 28, 2014 and December 31, 2013 and Results of Operations for the Two-Month Period Ended February 28, 2014 and the Year Ended December 31, 2013

As previously announced, FS Investment Corporation (the “Company” or “FSIC”) has applied to list its shares of common stock on the New York Stock Exchange LLC (“NYSE”) under the symbol “FSIC”. Subject to NYSE approval, the Company currently anticipates that its shares of common stock will commence trading on the NYSE (the “Listing”) in April 2014, subject to market conditions and other factors. However, there can be no assurance that the Company will be able to complete the Listing within this time frame or at all.

In connection with the Listing, FSIC is providing selected financial and portfolio information as of February 28, 2014 and December 31, 2013 and the results of its operations for the two-month period ended February 28, 2014 and the year ended December 31, 2013.

The selected financial and portfolio information as of and for the two-month period ended February 28, 2014 that is contained in Item 2.02 of this Current Report on Form 8-K is unaudited. Certain of the selected financial and portfolio information as of and for the year ended December 31, 2013 is derived from the audited consolidated financial information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which the Company filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2014.

Selected Financial Information (Unaudited)

(in thousands, except share and per share amounts)

Condensed Consolidated Balance Sheets

	February 28, 2014	December 31, 2013
Assets
Investments, at fair value (amortized cost—$4,040,654 and $4,054,085, respectively)	$4,141,835	$4,137,581
Cash	240,655	227,328
Other assets	166,986	79,668

Total assets	$4,549,476	$4,444,577

Liabilities
Credit facilities payable	$738,482	$723,682
Repurchase agreement payable	950,000	950,000
Other accrued expenses and liabilities	187,025	129,903

Total liabilities	1,875,507	1,803,585

Total stockholders’ equity	$2,673,969	$2,640,992

Shares issued and outstanding	260,351,067	259,320,161

Net asset value per share of common stock at period end	$10.27	$10.18

Condensed Consolidated Statements of Operations

Two Months Ended February 28, 2014
Investment income
Interest income	$69,077
Fee income	8,497
Dividend income	—

Total investment income	77,574

Operating expenses
Management fees	15,078
Capital gains incentive fees(1)	4,666
Subordinated income incentive fees	10,294
Interest expense	8,430
Other general and administrative expenses	2,597

Total operating expenses	41,065

Net investment income	36,509

Realized and unrealized gain/loss
Net realized gain (loss) on investments and foreign currency	5,612
Net change in unrealized appreciation (depreciation) on investments	17,685
Net change in unrealized gain (loss) on foreign currency	30

Total net realized and unrealized gain (loss) on investments	23,327

Net increase (decrease) in net assets resulting from operations	$59,836

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.23

Weighted average shares outstanding	259,720,057

(1)	For the two months ended February 28, 2014, $1,358 of accrued capital gains incentive fees were based on unrealized gains. No capital gains incentive fees are actually payable by FSIC with respect to unrealized gains unless and until those gains are actually realized.

The following table reflects the cash distributions per share that FSIC has declared and paid on its common stock during the two months ended February 28, 2014:

	Distribution
For the Two Months Ended	Per Share	Amount
Fiscal 2014
February 28, 2014	$0.1440	$37,423

Selected Portfolio Information (Unaudited)

(in thousands, except share and per share amounts)

Total Portfolio Activity

The following tables present certain selected information regarding the portfolio investment activity for the two-month period ended February 28, 2014 and the year ended December 31, 2013:

New Investment Activity	For the Two Months Ended February 28, 2014	For the Year Ended December 31, 2013
Purchases	$330,198	$2,641,733
Sales and Redemptions	(354,803)	(2,510,887)

Net Portfolio Activity	$(24,605)	$130,846

	For the Two Months Ended February 28, 2014		For the Year Ended December 31, 2013
New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$76,914	23%	$1,646,725	62%
Senior Secured Loans—Second Lien	172,155	52%	446,626	17%
Senior Secured Bonds	52,313	16%	231,539	9%
Subordinated Debt	12,288	4%	239,201	9%
Collateralized Securities	—	—	47,340	2%
Equity/Other	16,528	5%	30,302	1%

Total	$330,198	100%	$2,641,733	100%

The following table summarizes the composition of FSIC’s investment portfolio at cost and fair value as of February 28, 2014 and December 31, 2013:

	February 28, 2014			December 31, 2013
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,055,066	$2,101,750	51%	$2,080,228	$2,123,608	51%
Senior Secured Loans—Second Lien	893,240	917,184	22%	875,276	897,845	22%
Senior Secured Bonds	414,112	393,441	10%	414,297	385,548	9%
Subordinated Debt	402,015	413,576	10%	421,964	426,728	10%
Collateralized Securities	116,500	135,691	3%	120,206	140,508	4%
Equity/Other	159,721	180,193	4%	142,114	163,344	4%

Total	$4,040,654	$4,141,835	100%	$4,054,085	$4,137,581	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

	February 28, 2014	December 31, 2013
Number of Portfolio Companies	159	165
% Variable Rate (based on fair value)	72.1%	72.2%
% Fixed Rate (based on fair value)	23.6%	23.5%
% Income Producing Preferred Equity (based on fair value)	2.4%	2.4%
% Non-Income Producing Equity or Other Investments (based on fair value)	1.9%	1.9%
Average Annual EBITDA of Portfolio Companies	$191,100	$190,700
Weighted Average Purchase Price of Investments (as a % of par or stated value)	97.3%	97.3%
Weighted Average Credit Rating of Investments that were Rated	B3	B3
% of Investments on Non-Accrual	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	10.1%	10.1%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)—Excluding Non-Income Producing Assets	10.3%	10.2%

Direct Originations

The following tables present certain selected information regarding our direct originations for the two months ended February 28, 2014 and the year ended December 31, 2013:

New Direct Originations	For the Two Months Ended February 28, 2014	For the Year Ended December 31, 2013
Total Commitments (including Unfunded Commitments)	$289,619	$1,559,115
Exited Investments (including partial paydowns)	(113,142)	(519,894)

Net Direct Originations	$176,477	$1,039,221

	For the Two Months Ended February 28, 2014		For the Year Ended December 31, 2013
New Direct Originations by Asset Class	Commitment Amount	Percentage	Commitment Amount	Percentage
Senior Secured Loans—First Lien	$48,173	17%	$1,105,046	71%
Senior Secured Loans—Second Lien	200,332	69%	232,000	15%
Senior Secured Bonds	15,750	5%	—	—
Subordinated Debt	7,500	3%	175,000	11%
Collateralized Securities	—	—	16,740	1%
Equity/Other	17,864	6%	30,329	2%

Total	$289,619	100%	$1,559,115	100%

	For the Two Months Ended February 28, 2014	For the Year Ended December 31, 2013
Average New Direct Origination Commitment Amount	$26,329	$55,683
Weighted Average Maturity for New Direct Originations	11/22/20	1/1/19
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations during Period	9.2%	10.5%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Investments Exited during Period	9.5%	14.0%

Characteristics of All Direct Originations held in Portfolio	February 28, 2014	December 31, 2013
Number of Portfolio Companies	39	35
Average Annual EBITDA of Portfolio Companies	$39,000	$34,900
Average Leverage through Tranche of Portfolio Companies—Excluding Equity/Other and Collateralized Securities	4.1x	4.0x
% of Investments on Non-Accrual	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations	9.8%	9.9%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations—Excluding Non-Income Producing Assets	10.0%	10.0%

Portfolio Composition by Strategy

The table below summarizes the composition of FSIC’s investment portfolio by strategy and enumerates the percentage, by fair value, of the total portfolio assets in such strategies as of February 28, 2014 and December 31, 2013:

	February 28, 2014		December 31, 2013
Portfolio Composition by Strategy	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Direct Originations	$2,223,706	54%	$2,096,806	51%
Opportunistic	1,108,005	27%	1,155,322	28%
Broadly Syndicated/Other	810,124	19%	885,453	21%

Total	$4,141,835	100%	$4,137,581	100%

Financial Condition, Liquidity and Capital Resources (Unaudited)

(in thousands)

As of February 28, 2014, FSIC had $240,655 in cash, which was held in a custodial account, and $186,518 in borrowings available under its financing facilities. Below is a summary of its outstanding financing facilities as of February 28, 2014:

Facility	Type of Facility	Rate	Amount Outstanding	Amount Available	Maturity Date
Arch Street Credit Facility	Revolving	L + 1.75%	$373,682	$176,318	August 29, 2015
Broad Street Credit Facility	Revolving	L + 1.50%	$125,000	$—	December 20, 2014
JPM Facility	Repurchase	3.25%	$950,000	$—	April 15, 2017
Walnut Street Credit Facility	Revolving	L + 1.50% to 2.75%	$239,800	$10,200	May 17, 2017

Other Information

The information in this Current Report on Form 8-K is summary information only and should be read in conjunction with FSIC’s Annual Report on Form 10-K for the year ended December 31, 2013, which FSIC filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2014, as well as FSIC’s other reports filed with the SEC. A copy of FSIC’s Annual Report on Form 10-K for the year ended December 31, 2013 and FSIC’s other reports filed with the SEC can be found on FSIC’s website at www.fsinvestmentcorp.com and the SEC’s website at www.sec.gov.

FSIC’s gross annual portfolio yield, prior to leverage, represents the expected yield to be generated by FSIC on its investment portfolio based on the composition of its portfolio as of February 28, 2014. The portfolio yield does not represent an actual investment return to stockholders.

Investor Presentation

On March 12, 2014, the Company is hosting a stockholder conference call to discuss its financial results for the fiscal year ended December 31, 2013 and selected financial and portfolio information as of and for the two-month period ended February 28, 2014. In connection therewith, the Company made available an investor presentation on its website (www.fsinvestmentcorp.com). A copy of the presentation is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to future events or the future performance or operations of FSIC. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in FSIC’s operations or the economy due generally to terrorism or natural disasters, future changes in laws or regulations and conditions in FSIC’s operating area, the ability of FSIC to complete the listing of its shares of common stock on the NYSE, and the price at which shares of common stock may trade on the NYSE. Some of these factors are enumerated in the filings FSIC makes with the SEC. FSIC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This Current Report on Form 8-K contains summaries of certain financial and statistical information about FSIC. The information contained in this Current Report on Form 8-K is summary information that is intended to be considered in the context of FSIC’s SEC filings and other public announcements that FSIC may make, by press release or otherwise, from time to time. FSIC undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K other than as required by law. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. Investors should not view the past performance of FSIC, or information about the market, as indicative of FSIC’s future results.

The information in this Item 2.02, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished to, and shall not be deemed to be “filed” with, the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	FS Investment Corporation Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date: March 11, 2014	By:	/s/ Michael C. Forman
Michael C. Forman
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	FS Investment Corporation Investor Presentation.